Deferred Taxes	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Deferred Taxes
(18) Deferred Taxes
Deferred tax assets and liabilities recognized as of the reporting and comparative periods break down as follows:

	Deferred tax assets		Deferred tax liabilities		Net balances
($ in millions)	As of Dec. 31, 2021	As of Dec. 31, 2020	As of Dec. 31, 2021	As of Dec. 31, 2020	As of Dec. 31, 2021	As of Dec. 31, 2020
Property, plant and equipment	—	—	(14.9)	(17.4)	(14.9)	(17.4)
Intangible assets	—	—	(335.7)	(371.9)	(335.7)	(371.9)
Right-of-use assets	—	—	(23.4)	(29.5)	(23.4)	(29.5)
Inventories	19.8	10.5	—	—	19.8	10.5
Employee benefits	23.9	32.1	—	—	23.9	32.1
Other temporary non-deductible provisions	3.6	4.9	—	—	3.6	4.9
Lease liabilities	18.3	23.3	—	—	18.3	23.3
Other temporary tax deductions	—	6.5	(0.1)	—	(0.1)	6.5

Unused tax losses	2.4	0.8	—	—	2.4	0.8

Total	68.1	78.1	(374.2)	(418.8)	(306.1)	(340.7)

Netting	(68.1)	(78.1)	68.1	78.1	—	—

Total recognized deferred tax assets and liabilities	—	—	(306.1)	(340.8)	(306.1)	(340.7)
A decrease of $30.9 million of net deferred tax liabilities was recognized through profit or loss especially resulting from amortization of intangible assets originating from the purchase accounting in 2017. Actuarial losses in connection with defined benefit obligations had an equity-decreasing effect from deferred taxes of $(5.9) million, which is included in other comprehensive income. Moreover, currency translation decreased net deferred tax liabilities by $10.1 million.
Some of the group holding companies are carrying forward losses that cannot be utilized in the foreseeable future. These holding companies are recognizing a positive fair value of its derivative financial instruments of $5.3 million (2020: $26 million); however a deferred tax liability has not been recognized as it would have been netted against a possible deferred tax asset from these tax losses.